EMPLOYMENT AGREEMENT

This  Employment   Agreement  ("Agreement")  is  made  and  entered  into  on  this  20th  day  of

December, 2014, by and between Abakan Inc.,  of 2665 Bayshore Drive, Suite 450, Miami, Florida 33133

USA (the "Company"), and Stephen C. Goss (hereinafter, the "Executive").

W I T N E S S E T H :

WHEREAS,   the   Executive   is   to   be   employed   as   Chief   Operating  Officer   (“COO”)   of   the

Company and Chief Executive Officer (“CEO”) of the Company’s subsidiary, MesoCoat Inc.

WHEREAS,  the  Executive  possesses  intimate  knowledge  of  the  business  and  affairs  of  the

Company, its policies, methods and personnel;

WHEREAS, the Board of Directors of the Company recognizes that the Executive will contribute to  the  growth  and  success  of  the  Company,  and  desires  to  assure  the  Company  of  the  Executive's continued employment and to compensate him therefor;

WHEREAS,  the  Board  has  determined  that  this  Agreement  will  reinforce  and  encourage  the

Executive's continued attention and dedication to the Company;

WHEREAS,  the Executive is  willing to make  his  services available  to the Company on  the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and

for   other   good   and   valuable   consideration,   the   receipt   and   sufficiency   of   which   are   mutually

acknowledged, the Company and the Executive hereby agree as follows:

1.

Definitions.

When used in this Agreement, the following terms shall have the following meanings:

(a)

"Accrued Obligations"  means:

(i)

all accrued but unpaid Base Salary through the Termination Date;

(ii)

any  unpaid   or   un-reimbursed   expenses   incurred   in   accordance   with

Company policy,  including amounts  due under Article 5(a) hereof, to the extent incurred during the Term of Employment; and

(iii)

those  vested  benefits  provided  under  the  Company's  employee  benefit

plans,   stock   options   plans,   deferred   compensation   plans,   programs   or   arrangements   in   which   the

Executive participates, in accordance with the terms thereof.

(iv)

any earned unpaid Bonus in respect to any completed fiscal year that has ended on or prior to the end of the Term of Employment; and

(v)

rights  to  indemnification  by  virtue  of  the  Executive's  position  as  an officer  or  director  of  the  Company  or  its  subsidiaries  and  the  benefits  under  any  directors'  and  officers'

liability insurance policy maintained by the Company, in accordance with its terms thereof.

(b)

"Affiliate"  means  any  entity  that  controls,  is  controlled  by,  or  is  under  common control with, the Company.

(c)

"Base  Salary"   means  the  salary  provided  for  in  Article   4(a)  hereof  or  any

increased salary granted to Executive pursuant to Article 4(a) hereof.

(d)

"Beneficial  Ownership"  shall  have  the  meaning  ascribed  to  such  term  in  Rule

13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(e)

"Board" means the Board of Directors of the Company.

(f)

"Bonus"  means  any  bonus  payable  to  the  Executive  pursuant  to  Article  4(b)

hereof

(g)

"Bonus   Period"   means   the   period   for   which   a   Bonus   is   payable.   Unless

otherwise specified by the Board, the Bonus Period shall be the fiscal year of the Company.

(h)

"Cause" means:

(i)

a  conviction  of  the  Executive,  or  a  plea  of  nolo  contendere,  to  a  felony involving moral turpitude; or

(ii)

willful  misconduct  or  gross  negligence  by  the  Executive  resulting,  in either case, in material economic harm to the Company or any Related Entities; or

(iii)

a  willful  continued  failure  by  the  Executive  to  carry  out  the  reasonable and lawful directions of the Board; or

(iv)

fraud,  embezzlement,  theft  or  dishonesty  of  a  material  nature  by  the

Executive  against  the  Company  or  any  Affiliate  or  Related  Entity,  or  a  willful  material  violation  by  the

Executive  of  a  policy  or  procedure  of  the  Company  or  any  Affiliate  or  Related  Entity,  resulting,  in  any case, in material economic harm to the Company or any Affiliate or Related Entity; or

(v)

a willful material breach by the Executive of this Agreement.

An  act  or  failure  to  act  shall  not  be  "willful"  if  (i)  done  by  the  Executive  in  good  faith  or  (ii)  the

Executive  reasonably  believed  that  such  action  or  inaction  was  in  the  best  interests  of  the  Company  and the Related Entities.

(i)

"Change in Control" means:

(i)

the  acquisition  by  any  Person  of  Beneficial  Ownership  of  more  than fifty  percent  (50%)  of  the  then  outstanding  shares  of  common  stock  of  the  Company  (the  "Outstanding

Company  Common  Stock")  (the  foregoing  Beneficial  Ownership  hereinafter  being  referred  to  as  a

"Controlling Interest");  provided, however, that for purposes of this definition, the following acquisitions shall  not  constitute  or  result  in  a  Change  of  Control:  (v)  any acquisition  directly from  the Company;  (w)

any  acquisition  by  the  Company;  (x)  any  acquisition  by  any  person  that  as  of  the  Commencement  Date

owns   Beneficial   Ownership   of   a   Controlling   Interest;   (y)   any   acquisition   by   any   employee

benefit  plan   (or   related   trust)  sponsored  or   maintained   by  the  Company  or  any  subsidiary  of   the

Company;  or  (z)  any  acquisition  by  any  corporation  pursuant  to  a  transaction  which  complies  with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)

during any period of two (2) consecutive  years (not including any period prior to the Commencement Date) individuals who constitute the Board on the Commencement Date (the

"Incumbent  Board")  cease  for  any  reason  to  constitute  at  least  a  majority  of  the  Board;  provided,

however,   that   any   individual   becoming   a   director   subsequent   to   the   Commencement   Date   whose

election,  or  nomination  for election  by the Company's  shareholders,  was  approved  by a  vote  of  at least  a majority  of  the  directors  then  comprising  the  Incumbent  Board  shall  be  considered  as  though  such individual  were  a  member  of  the  Incumbent  Board,  but  excluding,  for  this  purpose,  any  such  individual whose  initial  assumption  of  office  occurs  as  a  result  of  an  actual  or  threatened  election  contest  with respect  to  the  election  or  removal  of  directors  or  other  actual  or  threatened  solicitation  of  proxies  or consents by or on behalf of a Person other than the Board; or

(iii)

consummation  of  a  reorganization,  merger,  statutory  share  exchange  or consolidation  or  similar  corporate  transaction  involving  the  Company  or  any  of  its  subsidiaries,  a  sale  or other  disposition  of  all  or  substantially  all  of  the  assets  of  the  Company,  or  the  acquisition  of  assets  or stock  of  another  entity  by  the  Company  or  any  of  its  subsidiaries  (each  a  "Business  Combination"),  in each case,  unless, following such Business Combination,  (A) all  or substantially all of the individuals and entities  who  were  the  Beneficial  Owners,  respectively,  of  the  Outstanding  Company  Common  Stock  and

Outstanding  Company  Voting  Securities  immediately  prior  to  such  Business  Combination  beneficially own,  directly or indirectly,  more than fifty percent (50%) of the then  outstanding shares of common stock and  the  combined  voting  power  of  the  then  outstanding  voting  securities  entitled  to  vote  generally  in  the election  of  directors,  as  the  case  may  be,  of  the  corporation  resulting  from  such  Business  Combination

(including, without limitation, a corporation which as a result of such transaction owns the Company or all or  substantially  all  of  the  Company's  assets  either  directly  or  through  one  or  more  subsidiaries)  in substantially the same proportions as their ownership, immediately prior to such Business Combination of the  Outstanding  Company Common  Stock  and  Outstanding  Company Voting  Securities,  as  the  case  may be,  (B)  no  Person  (excluding  any  employee  benefit  plan  (or  related  trust)  of  the  Company  or  such corporation  resulting  from  such  Business  Combination  beneficially  owns,  directly  or  indirectly,  twenty percent  (20%)  or  more  of,  respectively,  the  then  outstanding  shares  of  common  stock  of  the  corporation resulting  from  such  Business  Combination  or  any  Person  that  as  of  the  Commencement  Date  owns

Beneficial  Ownership  of  a  Controlling  Interest  beneficially  owns,  directly  or  indirectly,  more  than  fifty percent  (50%)  of  the  then  outstanding  shares  of  common  stock  of  the  corporation  resulting  from  such

Business  Combination  or  the  combined  voting  power  of  the  then  outstanding  voting  securities  of  such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least  a majority of the members  of the Board of Directors of the corporation resulting from such  Business

Combination  were  members  of the  Incumbent  Board  at  the  time  of the execution of  the  initial  agreement,

or of the action of the Board, providing for such Business Combination; or

(iv)

approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(j)

"COBRA"  means  the  Consolidated  Omnibus  Budget  Reconciliation  Act  of  1985,

as amended from time to time.

(k)

"Code" means the Internal Revenue Code of 1986, as amended.

(1)

"Commencement Date" means 1st of January, 2015.

(m)

"Common  Stock"  means  the  common  stock  of  the  Company,  par  value  $0.0001 per share.

(n)

"Competitive  Activity"  means  an  activity that is in  material  or  direct  competition with  the  Company  in  any  of  the  States  within  the  United  States,  or  countries  within  the  world,  in  which the  Company  conducts  business  or  intends  to  conduct  business  with  respect  to  a  business  in  which  the

Company engaged while the Executive was employed by the Company.

(o)

"Confidential  Information"  means  all  trade  secrets  and  information  disclosed  to the  Executive  or  known  by  the  Executive  as  a  consequence  of  or  through  the  unique  position  of  his employment  with  the  Company  or  any  Related  Entity  (including  information  conceived,  originated,

discovered  or  developed  by  the  Executive  and  information  acquired  by  the  Company  or  any  Related

Entity from others) prior to or after the date hereof, and not generally or publicly known (other than as a result  of  unauthorized  disclosure  by  the  Executive),  about  the  Company  or  any  Related  Entity  or  its business.

(p)

"Disability"  means  the  Executive's  inability,  or  failure,  to  perform  the  essential functions  of  his  position,  with  or  without  reasonable  accommodation,  for  any  period  of  three  months  or more  in  any  12  month  period,  by  reason  of  any  medically  determinable  physical  or  mental  impairment which  can  be  expected  to  result  in  death  or  can  be  expected  to  last  for  a  continuous  period  of  not  less than 12 months.

(q)

"Equity  Awards"   means  any  stock  options,  restricted   stock,   restricted  stock

units,  stock  appreciation  rights,  phantom  stock  or  other  equity based  awards  granted  by the  Company or any of its Affiliates to the Executive.

(r)

"Excise  Tax"  means  any  excise  tax  imposed  by  Section  4999  of  the  Code,

together with any interest and penalties imposed with respect thereto, or any interest or penalties incurred by the Executive with respect to any such excise tax.

(s)

“Expiration  Amount”  means  an  amount  of  $100,000  payable  to  Executive  on the expiration of the Initial Term of Employment.

(t)

"Expiration Date"  means  the  date on which  the Term of Employment, including any renewals thereof under Article 3(b), shall expire.

(u)

"Good Reason" means:

(i)

the   assignment   to   the   Executive   of   any   duties   inconsistent   in   any

material   respect   with   the   Executive's   position   (including   status,   titles   and   reporting   requirements),

authority,  duties or responsibilities as contemplated by Article 2(b) of this Agreement,  or any other action by the Company that results in a material diminution in such position, authority, duties or responsibilities,

excluding for this  purpose  an  isolated,  insubstantial  and  inadvertent  action  not taken  in  bad  faith  which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

(ii)

any  material  failure  by  the  Company  to  comply  with  any  of  the material  provisions  of  this  Agreement,  other  than  an  isolated,  insubstantial  and  inadvertent  failure not  occurring  in  bad  faith  that  is  remedied  by  the  Company  promptly  after  receipt  of  notice  thereof given  by  the  Executive;

(iii)

any  instruction  by  the  Company  to  act  in  any  manner  that  is  unlawful or  contrary  to  Securities  and  Exchange  Commission  rules  and  regulations,  other  than  an  isolated,

insubstantial  or  inadvertent  instruction  not  given  in  bad  faith  that  is  remedied  by  the  Company promptly after  receipt  of notice  thereof  given  by the  Executive;  and

(iv)

any  termination  by  the  Company  of  the  Executive's  employment  other than for Cause pursuant  to Article 6(b), or  by reason  of  the Executive's  Disability pursuant  to Article 6(c)

of this Agreement, prior to the Expiration Date

(v)

"Group"  shall  have  the  meaning  ascribed  to  such  term  in  Section  13(d)  of the  Securities Exchange  Act  of  1934.

(w)

"Initial  Term"  means  January 1st,  2015  to  December  31st,  2016.

(x)

"Person"  shall  have  the  meaning  ascribed  to  such  term  in  Section  3(a)(9)  of the  Securities  Exchange  Act  of  1934  and  used  in  Sections  13(d)  and  14(d)  thereof.

(y)

"Related     Entity"     means     any     subsidiary,     and     any     business,

corporation,  partnership,  limited  liability  company  or  other  entity  designated  by  Board  in  which  the

Company or a subsidiary holds a substantial ownership interest.

(z)

"Restricted  Period"  shall  be  the  Term  of  Employment  and  if  the  Term of  Employment  is  terminated  for  any  reason  other  than  by  the  Company  without  Cause  or  by  the

Executive  for  Good  Reason,  the  eighteen  (18)  month  period  immediately  following  termination  of the  Term  of  Employment.  Notwithstanding  the  foregoing,  the  Restricted  Period  shall  end  in  the  event that  (i)  the  Company  fails  to  make  any  payments  or  provide  any  Benefits  required  by  Article  6  hereof with  15  days  of  written  notice  from  the  Executive  of  such  failure  or  (ii)  the  Company  no  longer  has the  rights  to  the  confidential  information.

(aa)

"Severance  Amount"  shall  be  in  the  event  of  termination  of  the  Executive's employment  by  the  Company  without  Cause,  or  by  the  Executive  with  Good  Reason,  prior  to  the expiration of the Initial Term, an amount equal to the greater of the Base Salary remaining payable for the

Initial  Term  as  of  the  Termination  Date  or  $100,000.  The  total  amount  shall  be  due  within  one  month  of the effective date of the Termination Date.

(bb)

"Severance  Term"  means  the  one  (1)  year  period  following the  Termination

Date.

(cc)

"Stock Option" means a right granted to the Executive under Article 5(d) hereof to purchase Common Stock under the Company's Stock Option Plan.

(dd)

"Stock  Option  Plan"  means  the  Amended  Abakan  Inc.  2009  Stock Option  Plan adopted  by  the  Company  on  December  14,  2009,  as  amended  from  time  to  time,  and  any  successor  plan thereto.

(ee)

"Term of Employment"  means the period during which the Executive shall be employed by the Company pursuant to the terms of this Agreement.

(ff)

"Termination Date" means the date on which Executive's employment ends.

2.

Employment.

(a)

Employment and Term.

The Company hereby agrees to  employ the Executive and the Executive hereby agrees to serve the Company during the Term of Employment on the terms and conditions set forth herein.

(b)

Duties of Executive.

During  the  Term  of  Employment,  the  Executive  shall  be  employed  and  serve  as  Chief

Operating  Officer  of  the  Company  and  Chief  Executive  Officer  of  Mesocoat,  Inc,  and  shall  have  such duties  typically  associated  with  such  titles,  including,  without  limitation,  coordinating  the  day  to  day management  of  the  Company  with  the  Board.  The  Executive  shall  faithfully  and  diligently  perform  all services  as  may  be  reasonably  assigned  to  him  for  his  position  by  the  Board  of  the  Company,  and  shall exercise  such  power  and  authority  as  may  from  time  to  time  be  delegated  to  him  by  the  Board.  The

Executive  shall  devote  no  less  than  100%  of  his  business  time,  attention  and  efforts  to  the  performance of  his  duties  under  this  Agreement,  render  such  services  to  the  best  of  his  ability,  and  use  his  reasonable best  efforts  to  promote  the  interests  of  the  Company.  The  Executive  shall  not  engage  in  any  other business  or  occupation,  other  than  as  declared  and  existing  at  the  Commencement  Date  during  the  Term of  Employment,  including,  without  limitation,  any  activity  that  (i)  conflicts  with  the  interests  of  the

Company or its subsidiaries,  (ii) interferes  with the  proper  and efficient  performance of his duties  for the

Company,   or   (iii)   interferes   with   the   exercise   of   his   judgment   in   the   Company's   best   interests.

Notwithstanding  the  foregoing  or  any  other  provision  of  this  Agreement,  it  shall  not  be  a  breach  or violation  of this  Agreement  for  the Executive to (x) serve on civic or charitable  boards or  committees,  or

(y)  deliver  lectures,  or  fulfill  speaking  engagements,  or  (z)  advise  companies,  so  long  as  such  activities do  not  interfere  with  or  detract  from  the  performance  of  the  Executive's  responsibilities  to  the  Company in accordance  with this Agreement.

3.

Term.

(a)

Initial  Term.

The  Initial  Term  of  Employment  under  this  Agreement,  and  the  employment  of  the

Executive  hereunder,  shall  commence  on  the  Commencement  Date  and  shall  expire  on  the  31st  of

December, 2016, unless sooner terminated in accordance with Article 6 hereof.

(b)

Renewal  Terms.

At  the  end  of  the  Initial  Term,  the  Term  of  Employment  automatically  shall  renew  for  two  (2)

successive  one  (1)  year  terms  (subject  to  earlier  termination  as  provided  in  Section  6  hereof),  unless  the

Company  or  the  Executive  delivers  written  notice  to  the  other  at  least  three  (3)  months  prior  to  the

Expiration Date of an intention or election not to renew the Term of Employment.

4.

Compensation.

(a)

Base Salary.

The  Executive  shall  earn  a  Base  Salary  at  the  annual  rate  of  $240,000  ($20,000  per month)  during  the  Term  of  Employment,  with  such  Base  Salary  payable  in  installments  consistent  with the  Company's  normal  payroll  schedule,  subject  to  applicable  withholding  and  other  taxes.  The  Base

Salary  shall  be  reviewed,  at  least  annually,  for  merit  increases  and  may,  by  action  and  in  the  discretion of the Compensation Committee of the Board, be increased at any time or from time to time, but may not be  decreased  from  the  then  current  Base  Salary.  Once  the  Company  has  achieved  annual  revenues  of  no less  than  $50,000,000  it  is  agreed  that  the  Executive  may  request  that  the  Compensation  Committee retain  a  firm  specializing  in  corporate  compensation  to  make  Base  Salary  and  Bonus  recommendations

in   the   specific   case   of   the   Executive   and   that   the   Compensation   Committee   will   act   on   such

recommendations.

The  Base  Salary  shall  accrue  at  a  rate  of  thirty  seven  and  one  half  percent  (37.5%)  of each  installment  payable  from  the  Commencement  Date  until  such  time  as  the  Company  realizes  a cumulative  financing  of  not  less  than  three  million  dollars  ($3,000,000),  subsequent  to  which  time,  all amounts due to Executive as accrued Base Salary shall be payable forthwith and the Base Salary shall no longer be accrued.

(b)

Bonuses.

(i)

The  Executive  shall  receive   such  additional  bonuses,  if  any,   as  the

Compensation Committee and the Board of Directors may in its sole and absolute discretion determine.

(ii)

Any  Bonus  payable  pursuant  to  this  Article  4(b)  shall  be  paid  by  the

Company to the Executive within 2½  months after the end of the Bonus Period for which it is payable.

(c)

Stock Options.

The Executive shall be granted 1,000,000 Stock Options, from the Amended Abakan  Inc.

2009  Stock  Option  Plan,  at  an  exercise  price  of  $0.60  per  share,  which  Stock  Options  shall  vest  as follows:  500,000  options  on  May  31,  2015,  and  500,000  options  on  May  31,  2016,  subject  to  the  terms and  conditions  of  the  Stock  Option  Agreement  (attached  hereto  as  Appendix  A)  subject  to  all  terms  and

conditions   of   the   Stock   Option   Plan   and   all   rules   or   regulations   of   the   Securities   and   Exchange

Commission applicable  thereto.  Future stock  option  grants,  and the terms and  conditions  thereof,  shall  be determined by the Compensation Committee and the Board, or by the Board in its  discretion and pursuant to the Stock Option Plan or the plan or arrangement pursuant to which they are granted.

5.

Expense Reimbursement  and Other Benefits

(a)

Reimbursement  of Expenses.

Upon  the  submission  of  proper  substantiation  by  the  Executive,  and  subject  to  such rules  and  guidelines  as  the Company may from time  to  time  adopt  with  respect  to  the  reimbursement  of

expenses   of   executive   personnel,   the   Company   shall   reimburse   the   Executive   for   all   reasonable

expenses  actually paid  or  incurred  by the  Executive  in  the  course  of  and  pursuant  to  the  business  of the

Company.   The   Executive   shall   account   to   the   Company   in   writing   for   all   expenses   for   which

reimbursement  is  sought  and  shall  supply  to  the  Company  copies  of  all  relevant  invoices,  receipts  or other evidence reasonably requested by the Company.

(b)

Compensation Benefit Programs.

During  the  Term  of  Employment,  the  Executive  shall  be  entitled  at  his  election  to participate  in  any medical,  dental,  hospitalization,  accidental  death  and  dismemberment,  disability,  travel and  life  insurance  plans,  and  any  and  all  other  plans  as  are  presently  and  hereinafter  offered  by  the

Company  or  a  Related  Entity  to  its  executive  personnel,  including  savings,  pension,  profit-sharing  and deferred  compensation  plans,  subject  to  the  general  eligibility  and  participation  provisions  set  forth  in such plans.

(c)

Working Facilities.

During  the  Term  of  Employment,  the  Company  shall  furnish  the  Executive  with  an office,  accounting  assistant  and  such  other  facilities  at  the  Company's  headquarters  in  Miami,  Florida and services suitable to his position and adequate for the performance of his duties hereunder.

(d)

Automobile.

After the realization of an accumulative combination of proceeds from equity, debt, sales or leasing of technology rights, not including any amounts raised by a Related Entity, of no less than three million dollars ($3,000,000) the Company shall provide to Executive an automobile allowance of no more than $500.00 per month.

(e)

Other Benefits.

The  Executive  shall  be  entitled  to  four  (4)  weeks  of  paid  vacation  each  calendar  year

during the Term of Employment  on  the  first  anniversary of  the Commencement  Date   to  be taken  at such

times  as  the  Executive  and  the  Company  shall  mutually  determine  and  provided  that  no  vacation  time shall  significantly  interfere  with  the  duties  required  to  be  rendered  by  the  Executive  hereunder.  Any

vacation   time   not   taken   by   Executive   during   any   calendar   year   may  be   carried   forward   into   any

succeeding  calendar  year,  subject  to  a  maximum  accrual  of  ten  (10)  weeks.  The  Executive  shall  receive such additional benefits, if any, as the Board of the Company shall from time to time determine.

6.

Termination.

(a)

General.

The  Term  of Employment  shall terminate  upon  the  earliest  to  occur  of  (i)  the Executive's death, (ii) a termination by the Company by reason of the Executive's  Disability,  (iii) a termination by the

Company with  or  without  Cause,  or  (iv)  a  termination  by  Executive  with  or  without  Good  Reason.  Upon termination  of  Executive's  employment  for  any  reason,  except  as  may  otherwise  be  requested  by  the

Company in writing and agreed upon in writing by Executive, the Executive shall resign from any and all directorships,  committee  memberships  or  any  other  positions  Executive  holds  with  the  Company  or  any of its subsidiaries.

(b)

Termination by Company for Cause.

The  Company  shall  at  all  times  have  the  right,  upon  written  notice  to  the  Executive,  to terminate  the  Term  of  Employment,  for  Cause.  In  no  event  shall  a  termination  of  the  Executive's employment  for  Cause  occur  unless  the  Company  gives  written  notice  to  the  Executive  in  accordance with  this  Agreement  stating  with  reasonable  specificity  the  events  or  actions  that  constitute  Cause  and providing  the  Executive  with  an  opportunity  to  cure  (if  curable)  within  a  reasonable  period  of  time.  No termination  of  the  Executive's  employment  for  Cause  shall  be  permitted  unless  the  Termination  Date occurs  during  the  120-day  period  immediately  following  the  date  that  the  events  or  actions  constituting

Cause  first  become  known  to  the  Board.  Cause  shall  in  no  event  be  deemed  to  exist  except  upon  a decision  made  by  the  Board,  at  a  meeting,  duly  called  and  noticed,  to  which  the  Executive  (and  the

Executive's  counsel)  shall  be  invited  upon  proper  notice.  If  the  Executive's  employment  is  terminated  by the Company for  Cause by reason of Article 6(b)  hereof,  and the Executive's conviction is  overturned  on appeal,  then  the  Executive's  employment  shall  be  deemed  to  have  been  terminated  by  the  Company without  Cause  in  accordance  with  Article  6(e)  below.  In  the  event  that  the  Term  of  Employment  is terminated by the Company for Cause, Executive shall be entitled only to the Accrued Obligations.

(c)

Disability.

The  Executive's  employment  hereunder  shall  terminate  upon  his  Disability.  The

Executive's  employment  shall  terminate  in  such  a  case  on  the  last  day  of  the  applicable  period.

In  the  event  that  the  Term  of  Employment  is  terminated  due  to  the  Executive's  Disability,  in addition to any benefits available from applicable insurance, the Executive shall be entitled to:

(i)

the Accrued Obligations;

(ii)

the  continuation  of  the  health  benefits  provided  to  Executive  and his  covered dependents  under the Company or  Related Entity health plans as in effect from time to time after the Termination Date at the same cost applicable to active employees until the expiration of the Severance Term, and

(d)

Death.

(i)

In the event that the Term of Employment is terminated due to the

Executive's death, the Executive shall be entitled to the Accrued Obligations; and

(ii)

the Severance Amount.

(e)

Termination Without Cause.

The  Company  may  terminate  the  Term  of  Employment  at  any  time  without  Cause,  by written notice to the Executive  of not less than 180 days prior to the effective  date of  such termination.  In the  event  that  the  Term  of  Employment  is  terminated  by  the  Company  without  Cause  (other  than  due  to the Executive's Death or Disability) the Executive shall be entitled to:

(i)

the Accrued Obligations; and

(ii)

the Severance Amount.

(f)

Termination by Executive for Good Reason.

The  Executive  may  terminate  the  Term  of  Employment  for  Good  Reason  by  providing

the   Company   thirty  (30)   days'   written   notice   setting   forth   in   reasonable   specificity   the   event   that

constitutes  Good  Reason,  which  written  notice,  to  be  effective,  must  be  provided  to  the  Company  within one  hundred  and  twenty(120)  days  of  the  occurrence  of  such  event.  During  such  thirty  (30)  day  notice period,  the  Company  shall  have  a  cure  right  (if  curable),  and  if  not  cured  within  such  period,  the

Executive's  termination shall be effective upon the  date immediately following the expiration of the thirty

(30) day notice  period,  and the Executive  shall  be  entitled  to  the same  payments and  benefits  as  provided in Article 6(e) above for a termination without Cause.

(g)

Termination by Executive Without Good Reason.

The  Executive  may  terminate  his  employment  without  Good  Reason  by  providing  the

Company   thirty   (30)   days'   written   notice   of   such   termination.   In   the   event   of   a   termination   of

employment by the Executive under this Section 6(g), the Executive shall be entitled only to the Accrued

Obligations.  In  the  event  of  termination  of  the  Executive's  employment  under  this  Article  6(g),  the

Company  may,  in  its  sole  and  absolute  discretion,  by  written  notice,  accelerate  such  date  of  termination and still have it treated as a termination without Good Reason.

(h)

Termination Upon Expiration Date.

In   the   event   that   Executive's   employment   with   the   Company   terminates   upon   the

expiration  of  the  Initial  Term  of  Employment,  the  Executive  shall  be  entitled  to  and  the  Company  shall pay the Executive the Expiration Amount.

(i)

Change in Control of the Company.

If  the  Executive's  employment  is  terminated  by  the  Company  without  Cause  or  by  the

Executive for Good Reason during (y) the 6-month period preceding the date of the Change in Control or

(z) the two 2 year period immediately following the Change in Control, the Executive shall be entitled to:

(i)

the  Accrued  Obligations,  payable  as  and  when  those  amounts  would have  been  payable  had  the  Term  of  Employment  not  ended;  including  the  immediate  vesting  of  Stock

Options; and

(ii)

a payment equal to the Severance Amount.

(j)

Release.

Any   payments   due   to   Executive   under   this   Article   6   (other   than   the   Accrued

Obligations  or  any  unpaid  expenses  or  payments  due  on  account  of  the  Executive's  death)  shall  be conditioned  upon  Executive's  execution  of  a  general  release  of  claims  in  the  form  attached  hereto  as

Exhibit A (subject to such modifications as the Company reasonably may request).

(k)

Cooperation.

Following   the   Term   of   Employment,   the   Executive   shall   give   his   assistance   and

cooperation  willingly,  upon  reasonable  advance  notice  with  due  consideration  for  his  other  business  or personal  commitments,  in  any  matter  relating  to  his  position  with  the  Company,  or  his  expertise  or experience  as  the  Company  may  reasonably  request,  including  his  attendance  and  truthful  testimony where  deemed appropriate by the Company,  with respect to any investigation or the Company's  defense or  prosecution  of  any  existing  or  future  claims  or  litigations  or  other  proceedings  relating  to  matters  in which he was involved or potentially had knowledge by virtue of his employment with the Company.  In no  event  shall  his  cooperation  materially  interfere  with  his  services  for  a  subsequent  employer  or  other similar  service  recipient.  To  the  extent  permitted  by  law,  the  Company  agrees  that  (i)  it  shall  promptly reimburse  the  Executive  for  his  reasonable  and  documented  expenses  in  connection  with  his  rendering assistance  and/or  cooperation  under  this  Article  6(k)  upon  his  presentation  of  documentation  for  such expenses  and  (ii)  the  Executive  shall  be  reasonably compensated  for  any continued  material  services  as required under this Article 6(k).

(1)

Return of Company Property.

Following the  Termination Date,  the Executive  or  his  personal  representative  shall  return all  Company  property  in  his  possession,  including  but  not  limited  to  all  computer  equipment  (hardware and software), telephones, facsimile machines, palm pilots and other communication devices, credit cards,

office  keys,  security  access  cards,  badges,  identification  cards  and  all  copies  (including  drafts)  of  any documentation  or  information  (however  stored)  relating  to  the  business  of  the  Company,  its  customers and clients or its prospective customers and clients.

(m)

Section 409A.

To  the  extent  that  the  Executive  otherwise  would  be  entitled  to  any  payment  (whether pursuant  to  this  Agreement  or  otherwise)  during  the  six  months  beginning  on  the  Termination  Date  that would  be subject to the additional  tax imposed under Section 409A  of the  Code ("Section 409A"), (x) the payment  shall  not  be  made  to  the  Executive  during  such  six  month  period  and  instead  shall  be  made  to  a trust  in  compliance  with  Revenue  Procedure  92-64  (the  "Rabbi  Trust")  and  (y)  the  payment  shall  be  paid to  the  Executive  on  the  earlier  of  the  six-month  anniversary  of  the  Termination  Date  or  the  Executive's

death  or  Disability.  Similarly,  to  the  extent  that  the  Executive  otherwise  would  be  entitled  to  any  benefit

(other than a payment)  during the six months  beginning on the Termination Date  that  would be subject  to the  Section  409A  additional  tax,  the  benefit  shall  be  delayed  and  shall  begin  being  provided  (together,  if applicable,  with  an  adjustment  to  compensate the  Executive  for  the  delay)  on  the  earlier  of  the  six-month anniversary of the Termination Date, or the Executive's death or Disability.

(i)

The Company shall not take any action that would expose any payment or benefit to the Executive to the additional tax of Section 409A, unless (w) the Company is obligated to take the  action  under  an  agreement,  plan  or  arrangement  to  which  the  Executive  is  a  party,  (x)  the  Executive requests  the  action,  (y)  the  Company  advises  the  Executive  in  writing  that  the  action  may  result  in  the imposition  of  the  additional  tax,  and  (z)  the  Executive  subsequently  requests  the  action  in  a  writing  that acknowledges that the Executive shall be responsible for any effect of the action under Section 409A.

(ii)

It  is  the  Company's  intention  that  the  benefits  and  rights  to  which  the

Executive  could  become  entitled  in  connection  with  termination  of  employment  comply  with  Section

409A.  If  the  Executive  or  the  Company  believes,  at  any  time,  that  any  of  such  benefit  or  right  does  not comply,  it  shall  promptly  advise  the  other  and  shall  negotiate  reasonably  and  in  good  faith  to  amend  the terms of such benefits and rights such that they comply with Section 409A (with the most limited possible economic effect on the Executive and on the Company).

(n)

Clawback of Certain Compensation and Benefits.

If  within  the  three  year  period  after  the  termination  of  the  Executive's  employment  with the Company for any reason other than by the Company for Cause:

(i)

it is  determined in good  faith by the Board and in accordance with the due  process  requirements  of  Article  6(b)  that  the  Executive's  employment  could  have  been  terminated  by the  Company  for  Cause  under  Article  6(b)  (unless  the  Board  knew  or  should  have  known  that  as  of  the

Termination  Date  the  Executive's  employment  could  have  been  terminated  for  Cause  in  accordance  with

Article 6(b)); or

(ii)

if the Company determines  that the Executive  has engaged  in fraudulent or  intentional  misconduct  related  to  or  materially  affecting  the  Company's  business  operations  or  the

Executive's duties at the Company; or

(iii)

the Executive  breaches Article 7,  then the Executive's  employment  shall be  deemed  to  have  been  terminated  for  Cause  retroactively  to  the  Termination  Date,  and  in  addition  to any  other  remedy  that  may  be  available  to  the  Company  in  law  or  equity  and/or  pursuant  to  any  other provisions of this Agreement, the Executive shall also be subject to the following provisions:

(a)

he   Executive   shall   be   required   to   pay   to   the   Company,

immediately  upon  written  demand  by  the  Board,  (a)  notwithstanding  Article  1  (a)(iii),  Article  1(a)(iv)

and  Article  6(b),  any  additional  amounts  paid  to  Executive  as  a  Bonus,  deferred  compensation,  or

Severance;  that  Executive  would  not  have  received  had  Executive's  employment  been  terminated  for

Cause; and

(b)

the  Executive   shall   be  required   to  pay  to   the  Company  any

additional  amounts  paid  to  Executive  on  or  after  the  Termination  Date  (including  the  pre-tax  cost  to  the

Company  of  any  benefits  that  are  in  excess  of  the  total  amount  that  the  Company  would  have  been required  to  pay  and  the  pre-tax  cost  of  any  benefits  that  the  Company  would  have  been  required  to

provide)   that   are   in   addition   to   those   amounts   Executive   would   have   received   if  the   Executive's

employment  with  the  Company  had  been  terminated  by  the  Company  for  Cause  in  accordance  with

Article 6(b) above; and

(c)

notwithstanding  Article  1  (a)(iii)  and  Article  6(b),  the  Executive

shall  forfeit  at  the  discretion  of  the  Board,  based  on  the  facts  and  circumstances  surrounding  the

Executive's  culpability,  all  or  a  portion  of  the  Stock  Options  granted  pursuant  to  this  Agreement,  vested and  unvested,  or  if  Stock  Options  have  been  exercised,  all  or  a  portion  of  the  shares  so  issued  for cancellation  upon  payment  by Company  to  Executive  the  full  exercise  price,  while  any remaining  Stock

Options, if any, may be rescinded by the Board.

7.

Restrictive Covenants.

(a)

Non-competition.

At  all  times  during  the  Restricted  Period,  the  Executive  shall  not,  directly  or  indirectly

(whether  as  a  principal,  agent,  partner,  employee,  officer,  investor,  owner,  consultant,  board  member,

security holder,  creditor  or  otherwise),  engage  in  any Competitive  Activity,  or  have  any direct  or  indirect interest  in  any sole  proprietorship,  corporation,  company,  partnership,  association,  venture  or  business  or any  other  person  or  entity  that  directly  or  indirectly  (whether  as  a  principal,  agent,  partner,  employee,

officer,  investor,  owner,  consultant,  board  member,  security  holder,  creditor,  or  otherwise)  engages  in  a

Competitive   Activity;   provided   that   the   foregoing   shall   not   apply  to  the   Executive's   ownership  of

Common Stock of the Company or the acquisition by the Executive,  solely as an investment, of securities of  any  issuer  that  is  registered  under  Section  12(b)  or  12(g)  of  the  Securities  Exchange  Act  of  1934,  and

that  are listed or admitted  for  trading on any United States  national securities exchange  or  that are  quoted on  the  NASDAQ  Stock  Market,  or  any  similar  system  or  automated  dissemination  of  quotations  of securities  prices  in  common  use,  so  long  as  the  Executive  does  not  control,  acquire  a  controlling  interest in  or  become  a  member  of  a  group  which  exercises  direct  or  indirect  control  of,  more  than  five  percent

(5%) of any class of capital stock of such corporation.

(b)

Non-solicitation of Employees and Certain Other Third Parties.

At  all  times  during  the  Restricted  Period,  the  Executive  shall  not,  directly  or  indirectly,

for  himself  or  for  any other  person,  firm,  corporation,  partnership,  association  or  other  entity  (i)  employ or  attempt  to  employ  or  enter  into  any  contractual  arrangement  with  any  employee,  consultant  or independent  contractor  performing  services  for  the  Company,  or  any  Affiliate  or  Related  Entity,  unless

such   employee,   consultant   or   independent   contractor,   has   not   been   employed   or   engaged   by   the

Company  for  a  period  in  excess  of  six  (6)  months,  and/or  (ii)  call  on  or  solicit  any  of  the  actual  or targeted  prospective  customers  or  clients  of  the  Company or  any Affiliate  or  Related  Entity on  behalf  of any  person  or  entity  in  connection  with  any  Competitive  Activity,  nor  shall  the  Executive  make  known the  names  and  addresses  of  such  actual  or  targeted  prospective  customers  or  clients,  or  any  information relating in  any manner  to  the  trade  or business  relationships  of the  Company or  any Affiliates  or  Related

Entities  with  such  customers  or clients, other  than in connection  with  the  performance  of the Executive's duties  under  this  Agreement,  and/or  (iii)  persuade  or  encourage  or  attempt  to  persuade  or  encourage  any persons  or entities with  whom the Company or  any Affiliate  or  Related Entity does business  or has some business  relationship  to  cease  doing  business  or  to  terminate  its  business  relationship  with  the  Company or  any  Affiliate  or  Related  Entity  or  to  engage  in  any  Competitive  Activity  on  its  own  or  with  any competitor of the Company or any Affiliate or Related Entity.

(c)

Confidential  Information.

The  Executive  shall  not  at  any  time  divulge,  communicate,  use  to  the  detriment  of  the

Company  or  for  the  benefit  of  any  other  person  or  persons,  or  misuse  in  any  way,  any  Confidential

Information  pertaining  to  the  business  of  the  Company.  Any  Confidential  Information  or  data  now  or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not  be  limited  to,  information  concerning  the  Company's  financial  condition,  prospects,  technology,

customers, suppliers, sources  of leads and methods of doing business) shall be deemed a valuable, special and  unique  asset  of  the  Company  that  is  received  by  the  Executive  in  confidence  and  as  a  fiduciary,  and

the   Executive   shall   remain   a   fiduciary   to   the   Company   with   respect   to   all   of   such   information.

Notwithstanding  the  foregoing,  nothing  herein  shall  be  deemed  to  restrict  the  Executive  from  disclosing

Confidential  Information  as  required  to  perform his  duties  under  this Agreement  or to  the  extent  required by law.  If  any person  or  authority makes  a  demand  on  the  Executive  purporting  to  legally compel  him to divulge  any  Confidential  Information,  the  Executive  immediately  shall  give  notice  of  the  demand  to  the

Company so  that  the  Company may first  assess  whether  to  challenge  the  demand  prior  to  the  Executive's

divulging   of   such   Confidential   Information.   The   Executive   shall   not   divulge   such   Confidential

Information  until  the  Company  either  has  concluded  not  to  challenge  the  demand,  or  has  exhausted  its challenge,  including  appeals,  if  any.  Upon  request  by  the  Company,  the  Executive  shall  deliver  promptly to  the  Company  upon  termination  of  his  services  for  the  Company,  or  at  any  time  thereafter  as  the

Company may request, all memoranda, notes, records, reports, manuals, drawings, designs, computer files in any media and other documents (and all copies thereof) containing such Confidential Information.

(d)

Ownership of Developments.

All  processes,  concepts,  techniques,  inventions  and  works  of  authorship,  including  new contributions,  improvements,  formats,  packages,  programs,  systems,  machines,  compositions  of  matter manufactured,  developments,  applications  and  discoveries,  and  all  copyrights,  patents,  trade  secrets,  or other  intellectual  property  rights  associated  therewith  conceived,  invented,  made,  developed  or  created by  the  Executive  during  the  Term  of  Employment  either  during  the  course  of  performing  work  for  the

Company,  Affiliate,  Related  Entity  or  their  clients  or  which  are  related  in  any  manner  to  the  business

(commercial  or  experimental)  of  the  Company  or  its  clients  (collectively,  the  "Work  Product"),  within the  field  of  use  of  wear  and  corrosion  resistant  coatings  shall  belong  exclusively  to  the  Company  and shall,  to  the  extent  possible,  be  considered  a  work  made  by  the  Executive  for  hire  for  the  Company within  the  meaning  of  Title  17  of  the  United  States  Code.  To  the  extent  the  Work  Product  within  the wear  and  corrosion  coatings  field  of use  may not  be  considered  work  made  by the  Executive  for  hire  for the  Company,  the  Executive  agrees  to  assign,  and  automatically  assign  at  the  time  of  creation  of  the

Work Product, without any requirement of further consideration, any right, title, or interest the Executive may have in such Work Product.  Upon the request of the Company,  the Executive shall take such further actions,  including  execution  and  delivery  of  instruments  of  conveyance,  as  may  be  appropriate  to  give full  and  proper  effect  to  such  assignment.  The  Executive  shall  further:  (i)  promptly  disclose  the  Work

Product  to  the  Company;  (ii)  assign  to  the  Company,  without  additional  compensation,  all  patent  or other  rights  to  such  Work  Product  for  the  United  States  and  foreign  countries;  (iii)  sign  all  papers necessary  to  carry  out  the  foregoing;  and  (iv)  give  testimony  in  support  of  his  inventions,  all  at  the  sole cost and expense of the Company.

(e)

Books and Records.

All books,  records,  and accounts relating in any manner to the customers or  clients  of the

Company,  whether  prepared  by  the  Executive  or  otherwise  coming  into  the  Executive's  possession,  shall

be  the  exclusive   property  of  the  Company  and   shall  be  returned  immediately  to  the  Company  on

termination of the Executive's employment hereunder or on the Company's request at any time.

(f)

Acknowledgment  by  Executive.

The  Executive  acknowledges  and  confirms  that  the  restrictive  covenants  contained  in this  Article  7  (including  without  limitation  the  length  of  the  term  of  the  provisions  of  this  Article  7)  are reasonably necessary to  protect  the  legitimate  business  interests  of  the  Company,  and  are  not  overbroad,

overlong,  or  unfair  and  are  not  the  result  of overreaching,  duress  or  coercion  of any kind.  The Executive

further   acknowledges   and   confirms   that   the   compensation   payable   to   the   Executive   under   this

Agreement  is  in  consideration  for  the  duties  and  obligations  of  the  Executive  hereunder,  including  the restrictive  covenants  contained  in  this  Article  7,  and  that  such  compensation  is  sufficient,  fair  and reasonable.  The  Executive  further  acknowledges  and  confirms  that  his  full,  uninhibited  and  faithful observance  of  each  of  the  covenants  contained  in  this  Article  7  will  not  cause  him  any  undue  hardship,

financial  or  otherwise,  and  that  enforcement  of  each  of  the  covenants  contained  herein  will  not  impair his ability to obtain employment commensurate  with  his  abilities and on terms  fully acceptable to  him or

otherwise   to   obtain   income   required   for   the   comfortable   support   of   him   and   his   family   and   the

satisfaction  of  the  needs  of  his  creditors.  The  Executive  acknowledges  and  confirms  that  his  special knowledge  of  the  business  of the  Company is  such  as  would  cause  the  Company serious  injury or  loss  if he  were  to  use  such  ability  and  knowledge  to  the  benefit  of  a  competitor  or  were  to  compete  with  the

Company  in  violation  of  the  terms  of  this  Article  7.  The  Executive  further  acknowledges  that  the restrictions  contained  in  this  Article  7  are  intended  to  be,  and  shall  be,  for  the  benefit  of  and  shall  be enforceable  by,  the  Company's  successors  and  assigns.  The  Executive  expressly  agrees  that  upon  any breach or violation of the provisions of this Article 7, the  Company shall be entitled, as  a matter of right,

in  addition  to  any  other  rights  or  remedies  it  may  have,  to  (i)  temporary  and/or  permanent  injunctive relief  in  any court  of  competent  jurisdiction  as  described  in  Article  7(i)  hereof,  and  (ii)  such  damages  as are  provided  at  law  or  in  equity.  The  existence  of  any  claim  or  cause  of  action  against  the  Company  or its  affiliates,  whether  predicated  upon  this  Agreement  or  otherwise,  shall  not  constitute  a  defense  to  the enforcement of the restrictions contained in this Article 7.

(g)

Reformation by Court.

In  the  event  that  a  court  of  competent  jurisdiction  shall  determine  that  any  provision  of this  Article  7  is  invalid  or  more  restrictive  than  permitted  under  the  governing  law  of  such  jurisdiction,

then  only as  to  enforcement  of  this  Article  7  within  the  jurisdiction  of  such  court,  such  provision  shall  be interpreted  or  reformed  and  enforced  as  if  it  provided  for  the  maximum  restriction  permitted  under  such governing law.

(h)

Extension  of  Time.

If  the  Executive  shall  be  in  violation  of  any  provision  of  this  Article  7,  then  each  time limitation  set  forth  in  this  Article  7  shall  be  extended  for  a  period  of  time  equal  to  the  period  of  time during  which  such  violation  or  violations  occur.  If  the  Company  seeks  injunctive  relief  from  such violation  in  any court,  then  the  covenants  set  forth  in  this  Article  7  shall  be  extended  for  a  period  of  time equal to the duration of such proceeding including all appeals by the Executive.

(i)

Injunction.

It  is  recognized  and  hereby  acknowledged  by  the  parties  hereto  that  a  breach  by  the

Executive  of  any  of  the  covenants  contained  in  Article  7  of  this  Agreement  will  cause  irreparable harm  and  damage  to  the  Company,  the  monetary  amount  of  which  may  be  virtually  impossible  to ascertain.  As  a  result,  the  Executive  recognizes  and  hereby  acknowledges  that  the  Company  shall  be entitled  to  an  injunction  from  any  court  of  competent  jurisdiction  enjoining  and  restraining  any violation  of  any  or  all  of  the  covenants  contained  in  Article  7  of  this  Agreement  by  the  Executive  or any  of  his  affiliates,  associates,  partners  or  agents,  either  directly  or  indirectly,  and  that  such  right  to

injunction   shall   be   cumulative   and   in   addition   to   whatever   other   remedies   the   Company   may

possess.

8.

Representations and Warranties of Executive.

The Executive  represents  and  warrants  to the Company that:

(a)

the  Executive's  employment  will  not  conflict  with  or  result  in  his  breach  of  any agreement to which he is a party or otherwise may be bound;

(b)

the  Executive  has  not  violated,  and  in  connection  with  his  employment  with  the

Company  will  not  violate,  any  non-solicitation,  non-competition  or  other  similar  covenant  or  agreement of a prior employer by which he is or may be bound;

(c)

in  connection  with  Executive's  employment  with  the  Company,  he  will  not use  any  confidential  or  proprietary  information  that  he  may  have  obtained  in  connection  with employment  with  any  prior  employer,  with  the  exception  of  current  or  former  affiliates,  parents,  or subsidiaries  of  the  company;

(d)

the  Executive  has  not  (i)  been  convicted  of  any  felony;  or  (ii)  committed  any criminal act with respect to Executive's current or any prior employment; and

(e)

the  Executive  is  not  dependent  on alcohol or  the illegal  use of drugs.

9.

Mediation.

Except  to  the  extent  the Company has  the  right  to  seek  an injunction  under Article  7(i)  hereof,  in the  event  a  dispute  arises  out  of  or  relates  to  this  Agreement,  or  the  breach  thereof,  and  if  the  dispute cannot  be  settled  through  negotiation,  the  parties  hereby  agree  first  to  attempt  in  good  faith  to  settle  the dispute  by  mediation  administered  by  the  American  Arbitration  Association  under  its  Employment

Mediation Rules before resorting to the jurisdiction of federal or state courts to resolve any dispute.

10.

Taxes.

Anything  in  this  Agreement  to  the  contrary  notwithstanding,  all  payments  required  to  be made  by  the  Company  hereunder  to  the  Executive  or  his  estate  or  beneficiaries  shall  be  subject  to the  withholding  of  such  amounts  relating  to  taxes  as  the  Company  may  reasonably  determine  it should  withhold  pursuant  to  any  applicable  law  or  regulation.  In  lieu  of  withholding  such  amounts,

in  whole  or  in  part,  the  Company  may,  in  its  sole  discretion,  accept  other  provisions  for  payment  of

taxes  and   withholding  as  required  by  law,  provided  it  is  satisfied  that  all   requirements  of  law

affecting its  responsibilities  to  withhold  have  been  satisfied.

11.

Assignment.

The  Company  shall  have  the  right  to  assign   this  Agreement  and  its  rights  and  obligations

hereunder  in  whole,  but  not  in  part,  to  any  corporation  or  other  entity  with  or  into  which  the  Company may  hereafter  merge  or  consolidate  or  to  which  the  Company  may  transfer  all  or  substantially  all  of  its assets, if in any such case said corporation or other entity shall by operation of law or expressly in writing assume all  obligations  of the Company hereunder  as  fully as if it  had been originally made a party hereto,

but  may  not  otherwise  assign  this  Agreement  or  its  rights  and  obligations  hereunder.  The  Executive  may not assign or transfer this Agreement or any rights or obligations hereunder.

12.

Governing Law.

This Agreement shall  be  governed  by and  construed and  enforced in accordance with  the internal laws of the State of Florida, without regard to principles of conflict of laws.

13.

Jurisdiction and Venue.

The  parties  acknowledge  that  a  substantial  portion  of  the  negotiations,  anticipated  performance and  execution  of  this  Agreement  occurred  or  shall  occur  in  Miami,  Florida,  and  that,  therefore,  without limiting  the  jurisdiction  or  venue  of  any  other  federal  or  state  courts,  each  of  the  parties  irrevocably  and unconditionally  (i)  agrees  that  any  suit,  action  or  legal  proceeding  arising  out  of  or  relating  to  this

Agreement  which  is  expressly  permitted  by  the  terms  of  this  Agreement  to  be  brought  in  a  court  of  law,

shall  be  brought  in  the  courts  of  record  of  the  State  of  Florida  or  the  court  of  the  United  States;  (ii)

consents  to  the  jurisdiction  of  each  such  court  in  any  such  suit,  action  or  proceeding;  (iii)  waives  any objection  which  it  or  he  may have  to  the  laying  of  venue  of  any such  suit,  action  or  proceeding  in  any of such  courts;  and  (iv)  agrees  that  service  of  any  court  papers  may  be  effected  on  such  party  by  mail,  as provided  in  this  Agreement,  or  in  such  other  manner  as  may  be  provided  under  applicable  laws  or  court rules in such courts.

14.

Survival.

The respective rights  and  obligations of the  parties hereunder  shall  survive  any termination of the

Executive's employment hereunder, including without limitation, the Company's  obligations under Article

6  and  the  Executive's  obligations  under  Article  7  above,  and  the  expiration  of  the  Term  of  Employment,

to the extent necessary to the intended preservation of such rights and obligations.

15.

Notices.

All   notices   required   or   permitted   to   be   given   hereunder   shall   be   in   writing   and   shall   be

personally  delivered  by  courier,  sent  by  registered  or  certified  mail,  return  receipt  requested  or  sent  by confirmed  facsimile  transmission  addressed  as  set  forth  herein.  Notices  personally  delivered,  sent  by facsimile  or  sent  by  overnight  courier  shall  be  deemed  given  on  the  date  of  delivery  and  notices  mailed in  accordance  with  the  foregoing  shall  be  deemed  given  upon  the  earlier  of  receipt  by  the  addressee,  as evidenced  by  the  return  receipt  thereof,  or  three  (3)  days  after  deposit  in  the  U.S.  mail.  Notice  shall  be sent  (i)  if  to  the  Company,  addressed  to  2665  South  Bayshore  Drive,  Suite  450,  Miami,  Florida  33133

USA  Attention:  Robert  Miller,  CEO,  and  (ii)  if  to  the  Executive,  to  his  address  as  reflected  on  the payroll  records  of  the  Company,  or  to  such  other  address  as  either  party  shall  request  by  notice  to  the other in accordance with this provision.

16.

Benefits; Binding Effect.

This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs,  personal  representatives,  legal  representatives,  successors  and,  where  permitted  and  applicable,

assigns,  including,  without  limitation,  any  successor  to  the  Company,  whether  by  merger,  consolidation,

sale of stock, sale of assets or otherwise.

17.

Right to Consult with Counsel; No Drafting Party.

The  Executive  acknowledges  having  read  and  considered  all  of  the  provisions  of  this  Agreement carefully, and having had the opportunity to consult with counsel of his own choosing, and, given this, the

Executive  agrees  that  the  obligations  created  hereby  are  not  unreasonable.  The  Executive  acknowledges that  he  has  had  an  opportunity  to  negotiate  any  and  all  of  these  provisions  and  no  rule  of  construction shall  be  used  that  would  interpret  any provision  in  favor  of  or  against  a  party on  the  basis  of  who  drafted the Agreement.

18.

Severability.

The  invalidity  of  any  one  or  more  of  the  words,  phrases,  sentences,  clauses,  provisions,  sections or articles  contained in this Agreement  shall  not  affect  the enforceability of the  remaining portions of this

Agreement  or  any part  thereof,  all  of  which  are  inserted  conditionally on  their  being  valid  in  law,  and,  in the  event  that  any  one  or  more  of  the  words,  phrases,  sentences,  clauses,  provisions,  sections  or  articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word  or  words,  phrase  or  phrases,  sentence  or  sentences,  clause  or  clauses,  provisions  or  provisions,

section or sections or article or articles had not been inserted. If such invalidity is caused by length of time or  size  of  area,  or  both,  the  otherwise  invalid  provision  will  be  considered  to  be  reduced  to  a  period  or area which would cure such invalidity.

19.

Waivers.

The  waiver  by  either  party  hereto  of  a  breach  or  violation  of  any  term  or  provision  of  this

Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

20.

Damages; Attorneys Fees.

Nothing  contained  herein  shall  be  construed  to  prevent  the  Company  or  the  Executive  from seeking  and  recovering  from  the  other  damages  sustained  by  either  or  both  of  them  as  a  result  of  its  or his  breach  of  any  term  or  provision  of  this  Agreement.  In  the  event  that  either  party  hereto  seeks  to collect  any  damages  resulting  from,  or  the  injunction  of  any  action  constituting,  a  breach  of  any  of  the terms  or  provisions  of  this  Agreement,  then  the  party  found  to  be  at  fault  shall  pay  all  reasonable  costs and attorneys' fees of the other.

21.

No Set-off or Mitigation.

The Company's obligation to make the payments provided for in this Agreement and otherwise to perform  its  obligations  hereunder  shall  not  be  affected  by any set-off,  counterclaim,  recoupment,  defense or other claim, right or action which the Company may have against the Executive or others.

22.

Section Headings.

The   article,   section   and   paragraph   headings   contained   in   this   Agreement   are   for   reference

purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23.

No Third Party Beneficiary.

Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer  upon or  give  any  person  other  than  the  Company,  the  parties  hereto  and  their  respective  heirs,  personal representatives,  legal  representatives,  successors  and  permitted  assigns,  any  rights  or  remedies  under  or by reason of this Agreement.

24.

Counterparts.

This  Agreement  may be  executed  in  one  or  more  counterparts,  each  of  which  shall  be  deemed  to be an original but all of which together shall constitute one and the same instrument and agreement.

25.

Indemnification.

(a)

Subject  to  limitations  imposed  by  law,  the  Company  shall  indemnify  and  hold harmless  the  Executive  to  the  fullest  extent  permitted  by  law  from  and  against  any  and  all  claims,

damages,  expenses  (including  attorneys'  fees),  judgments,  penalties,  fines,  settlements,  and  all  other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal  of  any  threatened,  pending  or  completed  action,  suit  or  proceeding,  whether  civil,  criminal,

administrative  or  investigative  and to  which the Executive  was  or  is  a  party or  is  threatened  to  be  made  a party by reason  of the  fact that  the  Executive  is  or  was  an  officer,  employee  or  agent  of  the  Company,  or by reason of anything done or  not  done  by the Executive  in any such capacity or capacities,  provided that the  Executive  acted  in  good  faith,  in  a  manner  that  was  not  grossly  negligent  or  constituted  willful misconduct  and  in  a  manner  he  reasonably  believed  to  be  in  or  not  opposed  to  the  best  interests  of  the

Company,  and,  with  respect  to  any  criminal  action  or  proceeding,  had  no  reasonable  cause  to  believe  his

conduct  was  unlawful.    The  Company  also  shall  pay  any  and  all  expenses  (including  attorney's  fees)

incurred  by  the  Executive  as  a  result  of  the  Executive  being  called  as  a  witness  in  connection  with  any matter involving the Company and/or any of its officers or directors.

(b)

Except  in  the  event  that  the  Company  is  involved  in  an  adversarial  claim  either against  or  initiated  by  Executive,  the  Company  shall  pay  any  expenses  (including  attorneys'  fees),

judgments,  penalties,  fines,  settlements,  and  other  liabilities  incurred  by  the  Executive  in  investigating,

defending,  settling  or  appealing  any  action,  suit  or  proceeding  described  in  this  Article  25  in  advance  of

the  final  disposition  of  such  action,  suit  or  proceeding.    Subject  to  the  limited  exception  conditioned

above,  the  Company  shall  promptly  pay  the  amount  of  such  expenses  to  the  Executive,  but  in  no  event later  than  10  days  following  the  Executive's  delivery to  the  Company  of  a  written  request  for  an  advance pursuant to this Article 25, together with a reasonable accounting of such expenses.

(c)

The  Executive   hereby  undertakes   and  agrees   to   repay  to   the  Company  any

advances  made  pursuant  to  this  Article  25  if  and  to  the  extent  that  it  shall  ultimately  be  found  that  the

Executive is not entitled to be indemnified by the Company for such amounts.

(d)

The   Company   shall   make   the   advances   contemplated   by   this   Article   25

regardless of  the Executive's  financial  ability to  make  repayment,  and regardless whether indemnification

of  the  Indemnitee  by the  Company  will  ultimately  be  required.   Any advances  and  undertakings  to  repay

pursuant  to  this  Article  25  shall  be  unsecured  and  interest-free.  The  provisions  of  this  Article  25  shall survive the termination of the Term of Employment or expiration of the term of this Agreement.

(e)

The  provisions  of  this  Article  25  shall  survive  the  termination  of  the  Term  of

Employment or expiration of the term of this Agreement.

IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this  Agreement  as  of  the  date  first above written.

“EXECUTIVE”

Stephen C. Goss

/s/ Stephen C. Goss

Stephen C. Goss

“COMPANY”

ABAKAN INC.

/s/ Robert H. Miller

By: Robert H. Miller

On Behalf of Abakan Inc.’s Board of Directors

EXHIBIT  A

FORM  OF  RELEASE

GENERAL  RELEASE  OF  CLAIMS

Stephen  C.  Goss  ("Executive"),  for  himself  and  his  family,  heirs,  executors,  administrators,  legal representatives  and  their  respective  successors  and  assigns,  in  exchange  for  the  consideration  received pursuant  to this Employment  Agreement to  which this  release is attached as Exhibit  A (the  "Employment

Agreement"),  does  hereby  release  and  forever  discharge  Abakan  Inc.  (the  "Company"),  its  subsidiaries,

affiliated  companies,  successors  and  assigns,  and  its  current  or  former  directors,  officers,  employees,

shareholders  or  agents  in  such  capacities  (collectively  with  the  Company,  the  "Released  Parties")  from any  and  all  actions,  causes  of  action,  suits,  controversies,  claims  and  demands  whatsoever,  for  or  by reason  of  any  matter,  cause  or  thing  whatsoever,  whether  known  or  unknown  including,  but  not  limited to,  all  claims  under  any  applicable  laws  arising  under  or  in  connection  with  Executive's  employment  or

termination  thereof,   whether  for   tort,   breach  of  express  or   implied  employment   contract,   wrongful

discharge,  intentional  infliction  of  emotional  distress,  or  defamation  or  injuries  incurred  on  the  job  or incurred as  a result of loss of  employment. Executive acknowledges that the Company encouraged him to consult  with  an  attorney  of  his  choosing,  and  through  this  General  Release  of  Claims  encourages  him  to consult  with  his  attorney  with  respect  to  possible  claims  under  the  Age  Discrimination  in  Employment

Act  ("ADEA")  and  that  he  understands  that  the  ADEA  is  a  Federal  statute  that,  among  other  things,

prohibits  discrimination  on  the  basis  of  age  in  employment  and  employee  benefits  and  benefit  plans.

Without  limiting  the  generality  of  the  release  provided  above,  Executive  expressly  waives  any  and  all claims under ADEA that  he may have as of the date hereof. Executive further understands that by signing this  General Release  of Claims  he  is in  fact  waiving,  releasing and  forever  giving  up  any claim under  the

ADEA  as  well  as  all  other  laws  within  the  scope  of  this  paragraph  1  that  may have  existed  on  or  prior  to the  date  hereof.  Notwithstanding  anything  in  this  paragraph  1  to  the  contrary,  this  General  Release  of

Claims  shall  not  apply  to  (i)  any  rights  or  claims  that  may  arise  as  a  result  of  events  occurring  after  the date  this  General  Release  of  Claims  is  executed,  (ii)  any  indemnification  rights  Executive  may  have  as  a former  officer  or  director  of  the  Company  or  its  subsidiaries  or  affiliated  companies,  (iii)  any  claims  for benefits under any directors' and officers' liability policy maintained by the Company or its subsidiaries or affiliated  companies in accordance with the terms of  such  policy,  and (iv)  any rights as a  holder  of equity securities of the Company.

Executive  represents  that  he  has  not  filed  against  the  Released  Parties  any  complaints,  charges,

or  lawsuits  arising  out  of  his  employment,  or  any  other  matter  arising  on  or  prior  to  the  date  of  this

General  Release  of  Claims,  and  covenants  and  agrees  that  he  will  never  individually  or  with  any  person file,  or  commence  the  filing of,  any charges,  lawsuits,  complaints  or  proceedings  with  any governmental agency,  or against the  Released Parties  with respect  to  any of the matters released  by Executive  pursuant to  paragraph  1  hereof  (a  "Proceeding");  provided,  however,  Executive  shall  not  have  relinquished  his right  to  commence  a  Proceeding  to  challenge  whether  Executive  knowingly  and  voluntarily  waived  his rights under ADEA.

Executive hereby acknowledges  that the Company has informed him that he has up to twenty-one

(21)  days  to  sign  this  General  Release  of  Claims  and  he  may  knowingly  and  voluntarily  waive  that twenty-one  (21)  day period by signing this General  Release  of Claims earlier.  Executive  also understands that  he  shall  have  seven  (7)  days  following  the  date  on  which  he  signs  this  General  Release  of  Claims within which to revoke it by providing a written notice of his revocation to the Company.

1

Executive  acknowledges  that  this  General  Release  of  Claims  will  be  governed  by  and  construed and enforced in accordance with the internal laws  of the State of Florida applicable  to contracts made and to be performed entirely within such State.

Executive acknowledges that he has read this General Release of Claims, that he has been advised that  he  should  consult  with  an  attorney  before  he  executes  this  general  release  of  claims,  and  that  he understands  all  of its  terms and  executes it voluntarily and  with full  knowledge  of  its  significance and the consequences thereof.

This   General   Release   of   Claims   shall   take   effect   on   the   eighth   day  following   Executive's

execution  of  this  General  Release  of  Claims  unless  Executive's  written  revocation  is  delivered  to  the

Company within seven (7) days after such execution.

____________________

Stephen C. Goss

Date: __________________________.

2

Appendix A

STOCK OPTION AGREEMENT

Unless  otherwise  defined  herein,  the  terms  defined  in  the  Amended  Abakan  Inc.,  2009  Stock

Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.

NOTICE OF STOCK OPTION GRANT

The undersigned Optionee, Stephen C. Goss,  has been granted an option (herein referred to as the

“Option”)  to  purchase  up  to  an  aggregate  of  One  Million  (1,000,000)  shares  of  Common  Stock  of  the

Corporation, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

1.

Optionee:

Stephen C. Goss

2.

Date of Grant:

January 1, 2015

3.

Exercise Price per Share:

$0.60

4.

Total Number of Shares:

1,000,000 Shares of Common Stock

5.

Total Exercise Price:

$600,000

6.

Type of Option:

Incentive Stock Option

X

Non-Statutory Stock Option

7.

Term/Expiration Date:

Ten (10) years from Date of Grant

8.

Vesting  Schedule:  This  Option  shall  be  exercisable,  in  whole  or  in  part,  according  to  the following vesting schedule:

(a)

On  May  31,  2015,  Optionee  shall  have  the  right  to  exercise  that  portion  of  the

Option granted herein for five hundred thousand (500,000) shares of Common Stock.

(b)

On  May  31,  2016,  Optionee  shall  have  the  right  to  exercise  that  portion  of  the

Option granted herein for five hundred thousand (500,000) shares of Common Stock.

9.

Termination:

(a)

In  the  event  of Optionee’s  Involuntary Termination,  as that  term is  defined  in the

Plan, this Option shall immediately vest in full and shall be exercisable as to all Shares of

Common  Stock  subject  to  this  Option  for  a  period  of  twelve  (12)  months  after  Optionee ceases to be an Employee.

(b)

In  the  event  of  Optionee’s  termination  of  employment  for  any  reason  other  than

Involuntary Termination,  the  Optionee’s  death  or  Disability,  all  outstanding  options  with respect  to  all  unvested  shares  at  the  date  of  such  termination  held  by  the  Optionee  shall terminate  and  cease  to  remain  outstanding,  and  Optionee  shall  have  a  period  of  twelve

(12)  months  after  Optionee  ceases  to  be  an  Employee  in  which  to  exercise  any  vested options.

1

(c)

Upon  Optionee’s  death  or  Disability,  all  outstanding  options  with  respect  to  all unvested  shares  at  the  date  of  such  termination  held  by  the  Optionee  shall  terminate  and cease to remain outstanding,  and Optionee,  or the personal representative  of his estate,  as the case  may be,  shall  have  a  period  of thirty-six  (36) months  after Optionee  ceases  to  be an Employee in which to exercise any vested options.

(d)

In  no  event  may  Optionee  exercise  this  Option  after  the  Term/Expiration  Date provided above in the Notice of Grant.

II.

AGREEMENT

1.

Grant of Option.

(a)

The  Plan  Administrator  of  the  Corporation  hereby  grants  to  the  Optionee  named in  the  Notice  of  Grant  (the  “Optionee”),  the  Option  to purchase  the  number  of  Shares  set forth  in  the  Notice  of  Grant,  at  the  exercise  price  per  Share  set  forth  in  the  Notice  of

Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is

incorporated  herein  by  reference.  In  the  event   of  a   conflict  between  the  terms   and

conditions  of  the  Plan  and  this  Option  Agreement,  the  terms  and  conditions  of  the  Plan shall prevail.

(b)

If  designated  in  the  Notice  of  Grant  as  an  Incentive  Stock  Option,  this  Option

shall  qualify  as  an  Incentive   Stock  Option  as  defined  in  Section  422  of  the  Code.

Nevertheless,  to  the  extent  that  this  Option  exceeds  the  $100,000  rule  of  Code  Section

422(d)  or  fails  to  comply  with  any other  requirement  of  Code  Section  422  or  regulations issued thereunder, such Option shall be treated as a Non-Statutory Stock Option.

2.

Exercise of Option.

(a)

Right to Exercise.   This Option shall be exercisable  during its term in accordance

with   the   Vesting   Schedule   set   out   in   the   Notice   of   Grant   and   with   the   applicable

provisions of the Plan and this Option Agreement.

(b)

Method  of  Exercise.   This  Option  shall  be  exercisable  by  delivery of  an  exercise notice  in  the  form  attached  as  Exhibit  A  (the  “Exercise  Notice”),  which  shall  state  the election  to  exercise the  Option,  the  number  of  Shares  with  respect  to  which the Option is being exercised, and such other representations and agreements as may be required by the

Corporation.    The  Exercise  Notice  shall  be  accompanied  by  payment  of  the  aggregate

Exercise  Price  as  to  all  Exercised  Shares.   This  Option  shall  be  deemed  to  be  exercised

upon  receipt  by  the  Corporation  of  such  fully  executed  Exercise  Notice  accompanied  by the aggregate Exercise Price.

(c)

Compliance  with  Law.   No  Shares  shall  be  issued  pursuant  to  the  exercise  of  an

Option  unless  such  issuance  and  such  exercise  comply  with  Applicable  Law.   Assuming

such  compliance,  for  income  tax  purposes  the  Shares  shall  be  considered  transferred  to the Optionee on the date on which the Option is exercised with respect to such Shares.

2

3.

Optionee’s  Representations.   In  the  event  the  Shares  have  not  been  registered  under  the

Securities  Act  of  1933,  as  amended  (the  “Securities  Act”),  at  the  time  this  Option  is  exercised,  if required  by  the  Corporation,  the  Optionee  shall  deliver  to  the  Corporation,  concurrently  with  the exercise  of  all  or  any  portion  of  this  Option,  his  or  her  Investment  Representation  Statement  in

the form attached hereto as Exhibit B.

4.

Method  of  Payment.    Payment  of  the  aggregate  Exercise  Price  shall  be  made  by  any

manner  provided  in  the  Plan.   However,  following  the  registration  of  the  Shares  under  Section

12(g) of the Securities Exchange Act of 1934, the Exercise Price also may be paid as follows:

(a)

in  shares  of  Common  Stock  held  for  the  requisite  period  necessary  to  avoid  a charge  to  the  Corporation’s  earnings  for  financial  reporting  purposes  and  valued  at  Fair

Market Value on the Exercise Date; or

(b)

to  the  extent  the  Option  is  exercised  for  vested  shares  through  a  special  sale  and remittance  procedure  pursuant  to  which  the  Optionee  (or  any  other  person  or  persons exercising  the  Option)  concurrently  will  provide  irrevocable  written  instructions  to  (i)  a

brokerage   firm   designated   by   the   Corporation   to   effect   the   immediate   sale   of   the

purchased  shares  and  remit  to  the  Corporation,  out  of  the  sale  proceeds  available  on  the settlement  date,  sufficient  funds  to  cover  the  aggregate  exercise  price  payable  for  the purchased  shares,  plus  all  applicable  Federal,  state  and  local  income  and  employment taxes  required  to  be  withheld  by  the  Corporation  by  reason  of  such  exercise  and  (ii)  the

Corporation  to  deliver the certificates  for  the  purchased  shares  directly to  such  brokerage firm in order to complete the sale.

5.

Restrictions  on  Exercise.    This  Option  may  not  be  exercised  if  the  issuance  of  such

Shares  upon  such  exercise  or  the  method  of  payment  of  consideration  for  such  shares  would constitute a violation of any Applicable Law.

6.

Limited  Transferability  of  Option;  Restrictions  on  Transfer  of  Shares.   If  this  Option  is

designated  as  an  Incentive  Stock  Option  in  the  Option  Grant  Notice,  this  Option  may  not  be transferred  or  assigned  in  any  manner  by  Optionee  other  than  by  will  or  by  the  laws  of  descent

and  distribution,  and  during  the  lifetime  of Optionee,  may be  exercised  only by  Optionee.   If  this

Option is designated as a Non-statutory Stock Option in the Option Grant Notice, at the discretion of  the  Plan  Administrator  and  in  connection  with  Optionee’s  estate  plan,  this  Option  may  be assigned  in  whole  or  in  part  during  Optionee’s  lifetime  to  one  or  more  members  of  Optionee’s immediate  family  or  to  a  trust  established  exclusively  for  the  benefit  of  one  or  more  such  family members.

7.

Successors  and  Assigns.    The  terms  of  the  Plan  and  this  Option  Agreement  shall  be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.

Term of Option.   This Option may be exercised only within the term set out in the Notice of  Grant,  and  may be  exercised  during  such  term  only  in  accordance  with  the  Plan  and  the  terms of this Option Agreement.

3

9.

Entire  Agreement,  Governing  Law.   The  Plan  is  incorporated  herein  by  reference.  The

Plan  and  this  Option  Agreement,  together  with  all  Exhibits  attached  hereto,  constitute  the  entire agreement  of  the  parties  with  respect  to  the  subject  matter  hereof  and  supersede  in  their  entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest  except  by means of a writing  signed  by  the  Corporation  and  Optionee.  This  Option  Agreement  is  governed  by  the internal substantive laws but not the choice of law rules of Florida.

10.

No  Guarantee  of  Continued  Service.   OPTIONEE  ACKNOWLEDGES  AND  AGREES

THAT   THE   VESTING   OF   ANY   PORTION   OF   THIS   OPTION   PURSUANT   TO   THE

VESTING    SCHEDULE    HEREOF    IS    EARNED    ONLY    BY    CONTINUING    AS    A

CONSULTANT OR SERVICE  PROVIDER. OPTIONEE FURTHER ACKNOWLEDGES AND

AGREES  THAT  THIS  OPTION  AGREEMENT,  THE  TRANSACTIONS  CONTEMPLATED

HEREUNDER    AND    THE    VESTING    SCHEDULE    SET    FORTH    HEREIN    DO    NOT

CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS

A  CONSULTANT  OR  SERVICE   PROVIDER   FOR  THE  VESTING  PERIOD,   FOR  ANY

PERIOD, OR AT ALL.

11.

Conflict.   If  there is a conflict between this Agreement and the Plan, the provisions  of the

Plan shall control.

12.

Acknowledgement.   Optionee  acknowledges  receipt  of  a  copy  of  the  Plan  and  represents that  he  or  she  is  familiar  with  the  terms  and  provisions  thereof,  and  hereby  accepts  the  Option

granted  hereunder  subject  to  all  of  the  terms  and  provisions  thereof.   Optionee  has  reviewed  the

Plan  and  this  Option  Agreement  in  their  entirety,  has  had  an  opportunity  to  obtain  the  advice  of counsel  prior  to  executing  this  Option  Agreement  and  fully  understands  all  provisions  of  this

Option  Agreement.     Optionee   hereby  agrees   to   accept   as   binding,  conclusive   and  final   all

decisions  or  interpretations  of  the  Plan  Administrator  on  any  questions  arising  under  the  Plan  or this  Option Agreement.  Optionee  further agrees to notify the Corporation  upon  any change  in the residence address indicated below.

ABAKAN INC.

By: /s/ Robert H. Miller

Name: Robert H. Miller

Title: On Behalf of the Board of Directors

OPTIONEE

/s/ Stephen C. Goss

Stephen C. Goss

4

EXHIBIT A

AMENDED ABAKAN INC.

2009 STOCK OPTION PLAN

EXERCISE NOTICE

Abakan Inc.

2665 S. Bayshore Drive, Suite 450

Miami, Florida 33133

Attention: ___________________

1.

Exercise of Option.   Effective as of this ____________________day of _________, 20__

the  undersigned  (“Optionee”)  hereby elects  to  exercise  Optionee’s  option  to  purchase  shares  of  Common

Stock  (the  “Shares”)  of  Abakan  Inc.  (the  “Corporation”)  granted  under  and  pursuant  to  the  Amended

Abakan 2009 Stock Option Plan (the “Plan”) and the Stock Option Agreement  dated January 1, 2015 (the

“Option Agreement”).

2.

Delivery  of  Payment.    Optionee  herewith  delivers  to  the  Corporation  the  full  exercise price of the Shares, as set forth in the Option Agreement.

3.

Representations  of  Optionee.   Optionee  acknowledges  that  Optionee  has  received,  read and  understands  the  Plan  and  the  Option  Agreement  and  agrees  to  abide  by  and  be  bound  by  their  terms and conditions.

4.

Rights  as  Shareholder.   Until  the  issuance  of  the  Shares  (as  evidenced  by the  appropriate entry on  the  books  of  the  Corporation  or  of  a  duly authorized  transfer  agent  of  the  Corporation),  no  right

to   receive   dividends   or   any   other   rights   as   a   shareholder   shall   exist   with   respect   to   the   Shares,

notwithstanding  the  exercise  of  the  Option.    The  Shares  shall  be  issued  to  the  Optionee  as  soon  as practicable  after  the  Option  is  exercised.  No  adjustment  shall  be  made  for  a  dividend  or  other  right  for which the record date is prior to the date of issuance.

5.

Tax   Consultation.    Optionee    understands    that    Optionee    may   suffer    adverse    tax

consequences  as  a  result  of  Optionee’s  purchase  or  disposition  of  the  Shares.   Optionee  represents  that

Optionee  has  consulted  with  any  tax  consultants  Optionee  deems  advisable  in  connection  with  the purchase  or  disposition  of  the  Shares  and  that  Optionee  is  not  relying  on  the  Corporation  for  any  tax advice.

6.

Restrictive Legends and Stop-Transfer Orders.

(a)

Legends.  Optionee  understands  and  agrees  that,  in  addition  to  any  other  legends the  Board  determines,  in  its  discretion,  are  necessary  or  appropriate,  the  Corporation  shall  cause the  legends  set  forth  below  or  legends  substantially  equivalent  thereto,  to  be  placed  upon  any certificate(s)  evidencing  ownership  of  the  Shares  together  with  any  other  legends  that  may  be required by the Corporation or by state or federal securities laws:

5

THE  SHARES REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED.

THE  SHARES  HAVE  BEEN  ACQUIRED  FOR  INVESTMENT  AND  MAY

NOT   BE   OFFERED,   SOLD   OR   OTHERWISE   TRANSFERRED   IN   THE

ABSENCE   OF   AN   EFFECTIVE   REGISTRATION   STATEMENT   WITH

RESPECT    TO    THE    SHARES    OR    AN    EXEMPTION    FROM    THE

REGISTRATION   REQUIREMENTS   OF   SAID   ACT   THAT    IS    THEN

APPLICABLE  TO  THE  SHARES,  AS  TO  WHICH  A  PRIOR  OPINION  OF

COUNSEL ACCEPTABLE  TO  THE  ISSUER  OR  TRANSFER  AGENT  MAY

BE REQUIRED.

(b)

Stop-Transfer  Notices.   Optionee  agrees  that,  in  order  to  ensure  compliance  with

the   restrictions   referred   to   herein,   the   Corporation   may   issue   appropriate   “stop   transfer”

instructions to  its  transfer  agent,  if  any,  and that,  if the Corporation  transfers  its  own  securities, it may make appropriate notations to the same effect in its own records.

(c)

Refusal  to  Transfer.   The  Corporation  shall  not  be  required  (i)  to  transfer  on  its

books   any  Shares   that   have   been   sold   or   otherwise   transferred   in   violation   of   any  of   the

provisions of this Exercise Notice  or (ii)  to treat  as owner of  such  Shares  or  to accord the right  to vote  or  pay  dividends  to  any  purchaser  or  other  transferee  to  whom  such  Shares  shall  have  been so transferred.

7.

Interpretation.  Any  dispute  regarding  the  interpretation  of  this  Exercise  Notice  shall  be submitted  by  Optionee  or  by  the  Corporation  forthwith  to  the  Administrator  which  shall  review  such dispute  at  its  next  regular  meeting.  The  resolution  of  such  a  dispute  by  the  Administrator  shall  be  final and binding on all parties.

8.

Governing   Law;   Severability.   This   Exercise   Notice   is   governed   by   the   internal

substantive laws but not the choice of law rules, of the State of Florida.

9.

Entire Agreement. The  Plan  and  Option Agreement  are  incorporated  herein  by reference.

This  Exercise  Notice,  the  Plan,  the  Option  Agreement  and  the  Investment  Representation  Statement

constitute  the  entire  agreement  of  the  parties  with  respect  to  the  subject  matter  hereof  and  supersede  in their  entirety  all  prior  undertakings  and  agreements  of  the  Corporation  and  Optionee  with  respect  to  the subject matter hereof,  and may not  be  modified  adversely-to  the Optionee’s  interest  except  by means  of a writing signed by the Corporation and Optionee.

Submitted by:

Accepted by:

OPTIONEE

ABAKAN INC.

_____________________________

By

Signature

Name

Title

STEPHEN C. GOSS

Print Name

_____________________________

Date Received

Address

6

EXHIBIT B

AMENDED ABAKAN INC.

2009 STOCK OPTION PLAN

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

STEPHEN C. GOSS

CORPORATION:

ABAKAN INC.

SECURITIES:

COMMON STOCK

AMOUNT:

______________________

DATE:

______________________

In   connection   with   the   purchase   of   the   above-listed   Securities,   the   undersigned   Optionee

represents to the Corporation the following:

(a)

Optionee  is  aware  of  the  Corporation’s  business  affairs  and  financial  condition  and  has acquired  sufficient  information  about  the  Corporation  to  reach  an  informed  and  knowledgeable  decision to  acquire  the  Securities.  Optionee  is  acquiring  these  Securities  for  investment  for  Optionee’s  own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)

Optionee   acknowledges   and   understands   that   the   Securities   constitute   “restricted

securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of  Optionee’s  investment intent  as  expressed  herein.  In  this  connection,  Optionee  understands  that,  in  the

view  of   the  Securities  and   Exchange  Commission,   the  statutory  basis   for   such  exemption   may  be

unavailable  if  Optionee’s  representation  was  predicated  solely  upon  a  present  intention  to  hold  these

Securities  for  the  minimum  capital  gains  period  specified  under  tax  statutes,  for  a  deferred  sale,  for  or until  an increase  or  decrease  in the  market  price  of the  Securities,  or  for a  period of  one  year  or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they  are  subsequently  registered  under  the  Securities  Act  or  an  exemption  from  such  registration  is available.  Optionee  further  acknowledges  and  understands  that  the  Corporation  is  under  no  obligation  to

register   the   Securities.     Optionee   understands   that   the   certificate   evidencing   the  Securities   will   be

imprinted  with  a  legend  that  prohibits  the  transfer  of  the  Securities  unless  they  are  registered  or  such registration is  not  required in the opinion of counsel  satisfactory to the Corporation,  and any other  legend required under applicable state securities laws.

(c)

Optionee  is  familiar  with  the  provisions  of  Rule  701  and  Rule  144,  each  promulgated under  the  Securities  Act,  which,  in  substance,  permit  limited  public  resale  of  “restricted  securities”

acquired,  directly or  indirectly from  the  issuer  thereof,  in  a  non-public  offering  subject  to  the  satisfaction of certain conditions. Rule 701 provides that  if the issuer qualifies under Rule 701  at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.

7

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the

Option, then the Securities may be resold in certain limited circumstances subject to the provisions of

Rule 144, including: (i) the resale may occur not less than six (6) months after the date the Securities were sold by the Corporation, (ii) the resale may be made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities

Exchange Act of 1934); and, in the case of an affiliate, (iii) certain public information must be made available about the Corporation, (iv) the amount of Securities being sold during any three month period may not exceed the limitations specified in Rule 144(e), and (v) a Form 144 must be timely filed, if applicable.

(d)

Optionee further understands that in the event all of the applicable requirements of Rule

701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:  ___________________________

8